UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 18, 2021

AGROFRESH SOLUTIONS, INC.
(Exact name of registrant as specified in its charter)

Delaware
(State or Other Jurisdiction of Incorporation)
001-36316	46-4007249
(Commission File Number)	(I.R.S. Employer Identification Number)

One Washington Square 510-530 Walnut Street, Suite 1350 Philadelphia, PA	19106
(Address of principal executive offices)	(Zip Code)

(267) 317-9139
Registrant's telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	AGFS	The Nasdaq Stock Market LLC

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 18, 2021, George Lobisser provided notice of his resignation as a member of the board of directors of AgroFresh Solutions, Inc. (the “Company”), effective as of that date. Mr. Lobisser’s resignation was not the result of any dispute or disagreement with the Company.

On February 23, 2021, the board of directors of the Company appointed Peter Berweger as a director, and as a member of the compensation and talent committee of the board of directors. Mr. Berweger was designated by PSP AGFS Holdings, L.P. (the “Investor”), and constitutes one of the designees that the Investor is entitled to appoint pursuant to the terms of the Investment Agreement, dated as of June 13, 2020, between the Company and the Investor. Mr. Berweger has served as Managing Director, Head of Portfolio Excellence Platform at Paine Schwartz Partners, LLC (“Paine Schwartz Partners”) since October 2020, and served as Director, Portfolio Excellence at Paine Schwartz Partners from May 2017 to September 2020. Mr. Berweger has also served on the board of directors of AgBiTech LLC (“AgBiTech”), a provider of biological products for sustainable pest management and a portfolio company of Paine Schwartz Partners, since August 2017, including as Chairman of the Board since July 2020, and served as AgBiTech’s Group Chief Executive Officer from July 2018 to June 2020. Prior to that, he served as Group Chief Executive Officer of Eurodrip SA, a manufacturer and supplier of integrated irrigation solutions, from August 2015 to April 2017. Mr. Berweger previously held multiple positions with Syngenta and KPMG. He is an accountant and economist by background and holds an MBA from Columbia University, New York and London Business School.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.
Dated: February 24, 2021

AGROFRESH SOLUTIONS, INC. By: /s/ Thomas Ermi Name: Thomas Ermi Title: Vice President and General Counsel